UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 17, 2011

Intelligent Communication Enterprise Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	000-10822	25-1229323
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

13 Spottiswoode Park Road
Singapore		088640
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		011-65 6324-0225

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01—ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 17, 2011, Intelligent Communication Enterprise Corporation entered into an agreement with A. Sudhish M. P. Anandan, Kam Chong Heng, and Thanabalasingam S. Manickam, all of Malaysia, to purchase a 40% interest in i-amtv (Independent Asian Music Television, www.i-amtv.com).  Messrs. Anandan, Heng, and Manickam currently own all of the equity of i-amtv.

Under the terms of the agreement, the Company will pay $380,000 in the Company’s common stock for the 40% interest in i-amtv.  The common stock will be valued at $0.02429 per share, which represents the average closing price of the Company’s shares on the OTCBB for the 10 days prior to the June 18, 2011, effective date of the agreement.  The Company also has the right to acquire the remaining 60% of i-amtv at any time in the two years following the effective date for a price of $1,140,000.

ITEM 2.01—COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On July 1, 2011, the Company and Messrs. Anandan, Heng, and Manickam closed the agreement for the purchase of a 40% interest in i-amtv.

ITEM 3.02—UNREGISTERED SALES OF EQUITY SECURITIES

On July 1, 2011, upon the acquisition of Company’s 40% interest in i-amtv, the Company issued 15,644,298 shares of the Company’s common stock as payment.  See Items 1.01 and 2.01 above.

No general solicitation was used in connection with this transaction and the terms of the agreement were negotiated directly with the Company’s executive officers.  The recipients of the common stock represented in writing that they were not residents of the United States, acknowledged that the securities constituted restricted securities, and consented to a restrictive legend on the certificates to be issued.  These securities were issued in reliance on Regulation S.

EXPLANATORY NOTE

The information included in Item 7.01 and Exhibit 99.01 is being furnished pursuant to Item 7.01 and Item 9.01 of Form 8-K and General Instruction B.2 thereunder.  Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 7.01—REGULATION FD DISCLOSURE

On June 23, 2011, Intelligent Communication Enterprise Corporation issued a press release, a copy of which is attached as Exhibit 99.01.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following are filed as exhibits to this report:

Exhibit Number	Title of Document	Location

10	Material Contract
10.30	Sale and Purchase Agreement dated June 17, 2011	Attached

99	Miscellaneous
99.01	Press Release Dated June 23, 2011	Attached

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLIGENT COMMUNICATION
ENTERPRISE CORPORATION
Registrant

Date: July 5, 2011	By:	/s/ Sarocha Hatthasakul
Sarocha Hatthasakul
Chief Financial Officer